Jacob Small Cap Growth Fund (JSIGX)
Jacob Micro Cap Growth Fund (JMIGX)

Supplement dated January 12, 2018 to

Prospectus dated January 3, 2018

Effective immediately, the minimum subsequent investment for the Jacob Small Cap Growth Fund, Institutional Class and the Jacob Micro Cap Growth Fund, Institutional Class has been reduced from $1,000 to $100.

Please retain this Supplement with the Prospectus.